DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund
(the "Fund")

Supplement to the Fund's
Statement of Additional Information
dated March 30, 2006

On August 17, 2006, the Board of Trustees of Delaware Group Global & International Funds unanimously voted to approve changes to Delaware Emerging Markets Fund's investment policies to permit investments in equity linked securities. The changes are effective 60 days after the date of this Supplement.

The following is added to the section entitled "Investment Strategies and Risks" in the Fund's Statement of Additional Information:

Equity Linked Securities

The Delaware Emerging Markets Fund may invest a portion of its assets in equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. Equity-linked securities are primarily used by the Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" below.

The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See "Options" below. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities. See "Rule 144A Securities" below. In some instances, investments in equity linked securities may also be subject to the Fund's limitations on investing in investment companies; see "Investment Company Securities" below.

Please keep this Supplement for future reference.

This Supplement is dated August 21, 2006.